UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35479 (Commission File Number)	20-5956993 (I.R.S. Employer Identification Number)

Fulbright Tower, 1301 McKinney Street, Suite 2300 Houston, TX 77010 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

On September 15, 2017, MRC Global Inc. (the “Company”) issued a press release announcing its receipt of preliminary commitments for a previously announced $400 million term loan facility (“Term Loan B”).

Although the arrangers of the Term Loan B have reported receipt of preliminary commitments from interested lenders and allocation of participations in the Term Loan B based on these commitments, the closing and funding of the Term Loan B will be subject to the fulfillment of various conditions, including entering into definitive documentation with the lenders, delivery of customary closing documents and legal opinions and delivery of collateral satisfactory to the lenders.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expects”, “would” and similar expressions are intended to identify forward-looking statements.

Despite the Company’s expectations of entering into a new term loan, the terms and pricing of a term loan, the amendment of its global ABL facility amendment, the terms of the amendment and the use of proceeds to refinance its existing term loan are only the Company’s expectations regarding these actions. Whether the Company is actually successful in obtaining such a term loan and global ABL amendment on expected terms and conditions with expected uses of proceeds is dependent on a number of factors, including (among others) debt market conditions, reaching final agreement on the definitive documentation with lenders and the Company’s financial condition, results and future prospects, which, in turn are dependent on factors, including (among others) those that impact the Company’s business. These factors are more fully set out in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 that the Company has filed with the U.S. Securities and Exchange Commission, which can be viewed at www.mrcglobal.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated September 15, 2017

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated September 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2017

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay

Daniel J. Churay
Executive Vice President – Corporate Affairs,
General Counsel and Corporate Secretary

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